-------------------------------------------------------------------------------
Issuer: KPMG Consulting Inc./KCIN   Fund(s) List below
                                    (please use GIM2 acronyms or
                                    proper fund names)
Offering Date: 02/07/2001           No. of Securities Offered: 112,035,000
                                    (# of shares or # of bonds)

Affiliated Broker: MS&Co.           Price Per Unit:                $18.00
-------------------------------------------------------------------------------

The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities          [   ] Offered in an  Eligible Foreign Offering

                                                                       YES    NO
--------------------------------------------------------------------------------
1   Are the securities  being offered pursuant to a  firm commitment
     underwriting?                                                      X
    ---------------------------------------------------------------------------
                                                                       YES    NO
    -----------------------------------------------------------------  --------
2   Will transaction be executed away from Morgan Stanley Dean Witter and not  allocated to Morgan Stanley Dean Witter if
    it is a "pot trade"?                                               X
    ----------------------------------------------------------------------------
                                                                       YES    NO
    ----------------------------------------------------------------------------
3   Has the executing dealer represented that Morgan Stanley Dean Witter will
    not receive compensation in connection with the transaction?        X
    ----------------------------------------------------------------------------
                                                                       YES    NO
    ----------------------------------------------------------------------------
4   Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day
    on which any sales are made?                                        X
    ---------------------------------------------------------------------------
                                                                       YES    NO
    ----------------------------------------------------------------------------
5   Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable
    transactions?                                                       X
    ----------------------------------------------------------------------------
                                                                YES    NO    N/A
    ----------------------------------------------------------------------------
6   If not a municipal issuer, has the issuer ( including predecessors)
    been in continuous operation for at least three years?       X
    ---------------------------------------------------------------------------
                                                                YES    NO    N/A
    ----------------------------------------------------------------------------
7 If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization,
    or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest
    ratings from one such rating organization?                                X
    ----------------------------------------------------------------------------
                                                                YES    NO    N/A
    ----------------------------------------------------------------------------
8   If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures that permit it to engage in
    this transaction?                                            X
    ----------------------------------------------------------------------------
                                                                      YES     NO
    ----------------------------------------------------------------------------
9   Is the total principal amount of securities purchased by MSDWIM/MAS
    for all 40-Act Funds no more than 10% of the total offering?       X
    --------------------
      ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

SHOW CALCULATION HERE:

Total Units Offered:                     112,035,000
Price per Unit:                                18.00
10% of Total Offering:                201,663,000.00


40-Act            Units          Offer         Total        Selling Broker
Fund             To Buy        Price Value

*SEE LEGEND

00071281           6,800         18.00        $122,400         MLCO
00071928                         18.00              $0
00081087          40,200         18.00        $723,600         MLCO
255                  300         18.00          $5,400         BEST
391486            39,600         18.00        $712,800         LEHM
391548             4,300         18.00         $77,400         GSCO
391822             5,300         18.00         $95,400         GSCO
391829            35,200         18.00        $633,600         JPMS
52297              3,400         18.00         $61,200         BEST
8716                 300         18.00          $5,400         BEST
89902549           4,800         18.00         $86,400         JPMS
89902551          16,400         18.00        $295,200         BEST
ESTF0004           7,700         18.00        $138,600         BEST
JL50                 700         18.00         $12,600         BEST
JU3I               1,600         18.00         $28,800         BEST
MTEC               3,400         18.00         $61,200         LEHM
PRINAGGR          12,500         18.00        $225,000         Bear Stearns
PRINCON              700         18.00         $12,600         Lehman Bros
PRINLCV              200         18.00          $3,600         Lehman Bros
PRINPART           2,500         18.00         $45,000         Bear Stearns
PRINSCG              100         18.00          $1,800         Bear Stearns
UFEG               6,100         18.00        $109,800         LEHM
UFTECH             2,000         18.00         $36,000         BEST
-------------------------------------------------------
Total Shares     194,100
Total Purchased by all 40-Act Funds             $3,493,800
Total % of Deal Purchased by all Funds               0.17%
--------------------------------------------------------------------------------

                                                                   YES        NO
-------------------------------------------------------------------------------
 10   Has a copy of this completed checklist been forwarded to Lauren Teetsel
      in MSDWIM Compliance?                                         X
      --------------------------------------------------------------------------

      Portfolio Manager's or designee's Signature

      **************************************
      MSDWIM Compliance*:                                          YES        NO
      -------------------------------------------------------------------------
 11 Has a copy of this Checklist been forwarded to Chase Global Fund Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and to the appropriate outside administrators for third-party Funds?
      ------------------------------------------------------------------------

* Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


*LEGEND

GIMS ACRONYM       ACCOUNT NAME

00071281           MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
00071928           MSDWIF - VALUE EQUITY PORTFOLIO
00081087           MSDWIF - EQUITY GROWTH PORTFOLIO
255                LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
*391486            MSDW GROWTH FUND
*391548            MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
*391822            MSDW TAX MANAGED GROWTH FUND
52297              VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
8716               CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
89902549           MSDWIF -  FOCUS EQUITY PORTFOLIO
89902551           VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
ESTF0004           ENDEAVOR ASSET ALLOCATION PORTFOLIO
JL50               VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
MTEC               MSDWIF - TECHNOLOGY PORTFOLIO
PRINAGGR           PRINCIPAL AGGRESSIVE GROWTH FUND
PRINCON            PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
PRINLCV            PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
PRINSCG            PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
PRINPART           PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
UFEG               UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
UFTECH             UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

* Dean Witter Adviser's Funds





--------------------------------------------------------------------------------
Issuer: Riverstone Betworks Inc./RSTN    Fund(s) List below
                                         (please use GIM2 acronyms or
                                         proper fund names)
Offering Date: 02/15/2001                No. of Securities Offered: 10,000,000
                                         (# of shares or # of bonds)

Affiliated Broker: MS&Co.                Price Per Unit: $12.00
--------------------------------------------------------------------------------

The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                    YES       NO
--------------------------------------------------------------------------------
  1   Are the securities  being offered pursuant to a  firm commitment
       underwriting?                                                X
      --------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  2   Will transaction be executed away from Morgan Stanley Dean Witter and not  allocated to Morgan Stanley Dean Witter if
      it is a "pot trade"?                                          X
      --------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  3   Has the executing dealer represented that Morgan Stanley Dean Witter will not receive compensation in connection with
      the transaction?                                               X
      -------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  4 Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day
      on which any sales are made?                                   X
      --------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  5   Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable
      transactions?                                                  X
      -------------------------------------------------------------------------
                                                              YES     NO     N/A
      --------------------------------------------------------------------------
  6   If not a municipal issuer, has the issuer ( including predecessors)
      been in continuous operation for at least three years?   X
      --------------------------------------------------------------------------
                                                              YES     NO     N/A
      --------------------------------------------------------------------------
  7 If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest
      ratings from one such rating organization?                             X
      --------------------------------------------------------------------------
                                                              YES     NO     N/A
      --------------------------------------------------------------------------
  8 If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures that permit it to engage in
      this transaction?                                        X
      --------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  9   Is the total principal amount of securities purchased by MSDWIM/MAS
      for all 40-Act Funds no more than 10% of the total offering?   X

** Do not include offshore funds (i.e. SICAVs) in this calculation.**

SHOW CALCULATION HERE:

Total Units Offered:                10,000,000
Price per Unit:                          12.00
10% of Total Offering:           12,000,000.00


40-Act Fund       Units           Offer             Total         Selling Broker
                 To Buy        Price Value

*SEE LEGEND

00071281           200              12.00          $2,400          MLCO
00071928                            12.00              $0
00081087           800              12.00          $9,600          MLCO
255                 50              12.00            $600          BEST
391486             800              12.00          $9,600          LEHM
391548             100              12.00          $1,200          GSCO
391822             100              12.00          $1,200          GSCO
391829             700              12.00          $8,400          JPMS
52297              100              12.00          $1,200          BEST
8716                50              12.00            $600          BEST
89902549           100              12.00          $1,200          JPMS
89902551           300              12.00          $3,600          BEST
ESTF0004           200              12.00          $2,400          BEST
JL50                50              12.00            $600          BEST
JU3I                50              12.00            $600          BEST
MTEC               100              12.00          $1,200          LEHM
PRINAGGR           300              12.00          $3,600          Bear Stearns
PRINCON             50              12.00            $600          Lehman Bros
PRINLCG             50              12.00            $600
PRINLCV                             12.00              $0          Lehman Bros
PRINPART           100              12.00          $1,200          Bear Stearns
PRINSCG             50              12.00            $600          Bear Stearns
UFEG               200              12.00          $2,400          LEHM
UFTECH              50              12.00            $600          BEST
----------------------------------------------------------
Total Shares     4,500
Total Purchased by all 40-Act Funds           $54,000
Total % of Deal Purchased by all Funds          0.05%
----------------------------------------------------------

                                                                    YES       NO
-------------------------------------------------------------------------------
 10   Has a copy of this completed checklist been forwarded to Lauren Teetsel
      in MSDWIM Compliance?                                          X
      --------------------------------------------------------------------------
      Portfolio Manager's or designee's Signature

      **************************************
      MSDWIM Compliance*:                                            YES      NO
      --------------------------------------------------------------------------
 11 Has a copy of this Checklist been forwarded to Chase Global Fund Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and to the appropriate outside administrators for third-party Funds?
      --------------------------------------------------------------------------

* Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


*LEGEND

GIMS ACRONYM       ACCOUNT NAME

00071281           MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
00071928           MSDWIF - VALUE EQUITY PORTFOLIO
00081087           MSDWIF - EQUITY GROWTH PORTFOLIO
255                LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
*391486            MSDW GROWTH FUND
*391548            MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
*391822            MSDW TAX MANAGED GROWTH FUND
52297              VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
8716               CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
89902549           MSDWIF -  FOCUS EQUITY PORTFOLIO
89902551           VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
ESTF0004           ENDEAVOR ASSET ALLOCATION PORTFOLIO
JL50               VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
MTEC               MSDWIF - TECHNOLOGY PORTFOLIO
PRINAGGR           PRINCIPAL AGGRESSIVE GROWTH FUND
PRINCON            PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
PRINILCG           PRINCIPAL FUNDS, INC. - PARTNERS LARGECAP GROWTH FUND, INC.
PRINLCV            PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
PRINSCG            PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
PRINPART           PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
UFEG               UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
UFTECH             UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

* Dean Witter Adviser's Funds